SCHEDULE 14C INFORMATION

Information Statement pursuant to Section

14(c) of the Securities Exchange Act of 1934

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Check the appropriate box:

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☒  Definitive information statement.

GuideStone Funds

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035

Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, MyDestination 2065 Fund, Conservative Allocation Fund,

Balanced Allocation Fund, Moderately Aggressive Allocation Fund, Aggressive Allocation Fund,

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund,

Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund,

Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index

Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

October 1, 2026

Dear Shareholder:

The enclosed Information Statement discusses an action that has been taken with respect to all series of GuideStone Funds (Trust). GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding voting securities of the Trust, has approved amendments to the Trust’s Amended and Restated Trust Instrument (Trust Instrument) in order to incorporate certain provisions specific to the operation of the new exchange-traded funds series of the Trust, which will be effective November 23, 2026. The amendments to the Trust Instrument are effective October 1, 2026.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

Isl Brandon Pizzurro
Brandon Pizzurro
Director and President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045

Fund, MyDestination 2055 Fund, MyDestination 2065 Fund, Conservative Allocation Fund,

Balanced Allocation Fund, Moderately Aggressive Allocation Fund, Aggressive Allocation Fund,

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund,

Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund,

Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index

Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

October 1, 2026

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to all series of GuideStone Funds (Trust) (each, a Fund and collectively, the Funds). We encourage you to access and review all of the important information contained in this Information Statement, available online at GuideStoneFunds.com/Fund-Literature.

The Information Statement discusses an action that has been undertaken with respect to the Funds. GuideStone Financial Resources of the Southern Baptist Convention, the holder of a majority of the outstanding voting securities of the Trust, has approved amendments to the Trust’s Amended and Restated Trust Instrument (Trust Instrument) to incorporate certain provisions specific to the operation of the new exchange-traded funds series of the Trust, which will be effective November 23, 2026. The amendments to the Trust Instrument are effective October 1, 2026.

This Notice of Internet Availability of the Information Statement is being mailed on or about October 1, 2026, to the shareholders of record of each Fund as of September 15, 2026. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) have received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Funds will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual and semi-annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

ii

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045

Fund, MyDestination 2055 Fund, MyDestination 2065 Fund, Conservative Allocation Fund,

Balanced Allocation Fund, Moderately Aggressive Allocation Fund, Aggressive Allocation Fund,

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund,

Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund,

Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index

Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

This Information Statement is also available online at GuideStoneFunds.com/Fund-Literature.

October 1, 2026

This document is an Information Statement for shareholders of all series (each, a Fund and collectively, the Funds) of GuideStone Funds (Trust).

GuideStone Capital Management, LLC (Adviser) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 190 Middle Street, Suite 301, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s fund administration and accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about October 1, 2026, to the shareholders of record of each Fund as of September 15, 2026 (Record Date).

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (GuideStone) in lieu of a shareholder meeting to amend the Trust’s Amended and Restated Trust Instrument (Trust Instrument) to incorporate certain provisions specific to the operation of the new exchange-traded funds (ETFs), which will be effective November 23, 2026. The amendments to the Trust Instrument are effective October 1, 2026. In accordance with the Trust Instrument and as disclosed in the Trust’s prospectus and statement of additional information on file with the U.S. Securities and Exchange Commission, GuideStone at all times directly or indirectly owns, controls or holds with power to vote at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment that would result in a change of such control. In addition, GuideStone, as of the date of the Trust Instrument approval, directly or indirectly owned, controlled or held with power to vote at least 60% of each Fund’s shares. This means that GuideStone, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the amendments to the Trust Instrument have been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Trust will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the Trust’s website at GuideStoneFunds.com/Fund-Literature.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

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I.	All Funds: Amendments to the Trust Instrument

A.	Overview

The Board of Directors of the Trust (Board or Directors) recently approved the addition of the ETFs, and on September 18, 2026, the Board, including all of the Directors who are not “interested persons” of the Trust, as the term “interested person” is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), advised by independent legal counsel, considered and unanimously recommended amendments to the Trust Instrument to incorporate certain provisions specific to operate the ETFs, with an effective date of October 1, 2026 (ETF Amendments).

Pursuant to Article VI, Section 1 and Article XI, Section 5 of the Trust Instrument, shareholder approval, by a vote of the majority of the outstanding shares of the Trust, is required to amend the Trust Instrument. On October 1, 2026, GuideStone, the majority shareholder of the Trust, approved the ETF Amendments to the Trust Instrument by written consent. The ETF Amendments to the Trust Instrument are effective October 1, 2026.

B.	Summary of ETF Amendments to the Trust Instrument

Effective October 1, 2026, certain provisions of the Trust Instrument are amended to incorporate the ETF Amendments. The ETF Amendments are as follows, with all capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Trust Instrument:

•	Article IV, Section 1 of the Trust Instrument is amended to revise the fifth sentence, as reflected in the bold (added) text below:

The Directors may divide the Shares of any Series into Classes in accordance with the 1940 Act, to the extent applicable.

•	Article IV, Section 1 of the Trust Instrument, which governs the establishment of a series or class, is amended to add the following paragraph:

In furtherance of the foregoing, the Trust may operate one or more of its Series as an “exchange-traded fund” (an “ETF”) and list the Shares of such Series that are ETFs on one or more securities exchanges.

•	Article IV, Section 2 of the Trust Instrument, which governs the shares of a series and/or class, is amended to add the following paragraph:

Notwithstanding anything to the contrary contained herein, with respect to any Series that operates as an ETF, the Directors may determine that Shares of any ETF shall be issued and/or redeemed only in aggregations of such number of Shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Directors from time to time, and as may be revised by the Directors from time to time. The number of Shares comprising an aggregation for purposes of issuance with respect to any Shares of an ETF or redemption with respect to any Shares of an ETF shall be referred to herein as a “Creation Unit” and, collectively, as “Creation Units” or such other term as the Directors shall

3

determine. If determined to be appropriate by the Directors, references herein to Shares or holders of Shares or similar language may be deemed to mean Creation Units or holders of Creation Units. Unless expressly otherwise authorized by the Directors, purchases or redemptions of Creation Units of Shares of an ETF shall only be transacted by the ETF or its Principal Underwriter with an “Authorized Participant,” as that term is defined in Section (a)(1) of Rule 6c-11 under the 1940 Act. Without limiting the general authority of the Directors under the Trust Instrument or the Delaware Statutory Trust Act to delegate its authority, the authority of the Directors may be delegated to any officer of the Trust or the Investment Adviser or otherwise as the Directors consider necessary, desirable or appropriate, including without limitation to establish or alter the size of Creation Units and the fees associated with transaction in Creation Units of Shares. Any “Basket,” as that term is defined in Section (a)(1) of Rule 6c-11 under the 1940 Act, that an ETF accepts in exchange for the issuance of, or redeems in exchange for the receipt of, Creation Units of Shares, may be wholly or partly in securities, assets, cash, or other positions, as determined in the sole discretion of the Board of Directors or their delegate, subject to the 1940 Act and any policies or procedures adopted thereby or thereunder.

•	Article V, Section 2 of the Trust Instrument, which governs redemptions, is amended to add the following sentence to the end of the section:

Notwithstanding the foregoing, the Directors may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

•	Article V of the Trust Instrument is amended to add a new Section 3, which governs the redemptions of ETF shares:

Section 3. Redemptions of ETF Shares. Notwithstanding anything to the contrary contained herein, subject to compliance with the requirements of the 1940 Act, the redemption of Shares of any Series or Class which is an ETF shall be subject to such requirements and procedures as may be established by the Board of Directors from time to time, which may include that only Shares comprising a Creation Unit shall be redeemable. The Board of Directors may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding redemption of ETF Shares in the Trust’s then effective prospectus under the Securities Act of 1933. Any ETF Shares redeemed shall be redeemed at the ETF Shares’ net asset value (or such other amount not more than net asset value as may be determined by the Board of Directors and accepted by the redeeming Shareholder) less such fees and/or charges, if any, as may be established by the Board of Directors from time to time.

•	Article XI, Section 4 of the Trust Instrument with respect to applicable law is amended to add the following sentence to the end of the section:

References in this Trust Instrument to “applicable law” as applied to an ETF shall be deemed to include, as the context requires, applicable rules of the securities exchange on which Shares of the ETF are listed.

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II.	Additional Information

Shareholder Communications. The Board has provided a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President - Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Board or the specified Director(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Trust or your broker or bank (for “street name” accounts) have received consent to household material, then the Trust or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement, unless the Trust or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Notice of Internet Availability of Information Statement, the Trust will deliver promptly a separate copy of the Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of the Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual and semi-annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

October 1, 2026

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APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF SEPTEMBER 15, 2026

Fund	Select Class	Institutional Class	Investor Class

MyDestination 2015 Fund	8,706,198.887	24,243,329.118	37,946,521.203
MyDestination 2025 Fund	30,011,495.616	61,690,409.959	103,027,492.668
MyDestination 2035 Fund	45,070,811.824	64,081,502.577	106,438,728.975
MyDestination 2045 Fund	37,557,273.715	52,237,773.829	84,925,936.951
MyDestination 2055 Fund	17,504,611.034	17,407,484.308	27,980,254.631
MyDestination 2065 Fund	3,400,234.334	6,128,536.922	9,273,767.020
Conservative Allocation Fund	N/A	9,271,161.777	24,931,029.027
Balanced Allocation Fund	N/A	26,039,690.613	78,283,662.657
Moderately Aggressive Allocation Fund	N/A	28,672,302.150	60,266,124.989
Aggressive Allocation Fund	N/A	22,233,980.095	62,338,534.990
Money Market Fund	N/A	1,385,700,039.290	548,530,682.250
Low-Duration Bond Fund	N/A	57,327,183.225	12,276,656.164
Medium-Duration Bond Fund	N/A	259,817,877.868	48,787,487.039
Global Bond Fund	N/A	74,864,433.122	10,974,455.673
Strategic Alternatives Fund	N/A	25,757,589.757	5,630,619.109
Defensive Market Strategies Fund	N/A	79,813,182.722	23,949,378.402
Impact Bond Fund	N/A	8,155,652.179	1,674,625.807
Equity Index Fund	N/A	62,512,940.457	25.756,590.587
Global Real Estate Securities Fund	N/A	24,310,488.257	9,655,449.206
Value Equity Index Fund	N/A	45,541,382.499	5,037,712.705
Value Equity Fund	N/A	24,363,266.920	19,375,338.945
Growth Equity Index Fund	N/A	39,383,682.971	7,371,279.587
Growth Equity Fund	N/A	26,696,763.413	29,176,070.955
Small Cap Equity Fund	N/A	35,980,817.509	15,154,031.676
International Equity Index Fund	N/A	114.228,202.215	18,422,806.409
International Equity Fund	N/A	51,569,995.113	20,357,918.021
Emerging Markets Equity Fund	N/A	66,543,543.013	17,962,582.119

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	24,949,978.145	66%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,314,789.034	22%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	71,375,279.672	69%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	23,490,396.010	23%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	75,291,850.034	71%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	25,017,264.252	24%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	61,632,896.680	73%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,406,531.127	23%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	19,396,870.284	69%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,097,826.486	25%
MyDestination 2065 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,100,382.745	66%
MyDestination 2065 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,674,945.400	29%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	15,011,081.392	60%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,335,539.966	17%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	58,720,048.712	75%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,581,903.808	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Moderately Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	43,674,831.615	72%
Moderately Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,154,969.059	19%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	50,397,241.279	81%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,661,522.944	12%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	308,868,781.480	56%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	72,902,835.740	13%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,289,495.251	51%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,581,356.641	13%
Low-Duration Bond Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,470,299.683	12%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	26,915,850.121	55%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,047,633.647	10%
Medium-Duration Bond Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	3,834,262.476	8%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,363,107.048	49%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,138,646.573	10%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	805,765.023	7%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,419,965.192	61%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	652,240.534	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	467,937.967	8%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	341,809.021	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,400,907.358	60%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,012,269.944	13%
Defensive Market Strategies Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,253,450.731	5%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Impact Operating Reserves PO Box 92956 Chicago, IL 60675	397,815.369	24%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	382,589.120	23%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	284,357.712	17%
Impact Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	263,234.968	16%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Endowed Mission Dignity PO Box 92956 Chicago, IL 60675	204,494.531	12%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,780,475.764	54%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,181,480.960	12%
Equity Index Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,339,168.866	5%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,039,423.660	63%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,225,459.323	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,678,601.778	73%
Value Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	572,088.648	11%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	12,017,614.561	62%
Value Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	2,810,807.482	15%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,436,118.578	13%
Growth Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,144,593.064	70%
Growth Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	975,325.749	13%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	20,473,305.723	70%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,816,147.424	13%
Growth Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	2,022,975.193	7%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,806,733.476	71%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,112,079.197	14%
International Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,456,818.657	62%
International Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,039,760.003	11%
International Equity Index Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,394,036.730	8%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,419,378.088	46%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	3,244,313.429	16%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,099,591.640	10%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,848,505.020	55%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,988,974.538	11%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,601,129.262	9%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	20,707,148.082	85%
MyDestination 2015 Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	2,937,381.209	12%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	55,360,861.181	90%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	57,245,463.662	89%
MyDestination 2035 Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	3,382,195.092	5%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	46,675,322.103	89%
MyDestination 2045 Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	3,055,211.104	6%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,021,512.970	92%
MyDestination 2065 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,707,091.414	93%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,558,845.480	82%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	616,149.069	7%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	21,654,766.137	83%
Moderately Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	22,083,857.028	77%
Moderately Aggressive Allocation Fund Institutional Class	North American Mission Board of the Southern Baptist Convention Attn: Financial Services Team 4200 N Point Pkwy Alpharetta, GA 30022-4176	4,941,354.816	17%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,483,458.579	88%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	217,749,369.330	16%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Equity Index Fund PO Box 819109 Dallas, TX 75381-9109	139,849,660.500	10%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Medium-Duration Bond Fund PO Box 819109 Dallas, TX 75381-9109	114,222,531.060	8%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Strategic Alternatives Fund PO Box 819109 Dallas, TX 75381-9109	94,919,055.660	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Defensive Market Strategies Fund PO Box 819109 Dallas, TX 75381-9109	83,130,307.100	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity International Equity Fund PO Box 819109 Dallas, TX 75381-9109	73,065,767.190	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	9,631,115.943	17%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,174,660.138	11%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	6,090,125.918	11%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,758,072.579	8%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Foundation Inc Operations PO Box 92956 Chicago, IL 60675	4,755,514.455	8%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,311,961.423	8%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,126,693.519	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	53,837,115.212	21%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	50,633,200.958	19%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	30,576,791.962	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	20,321,048.643	8%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	20,293,085.497	8%
Medium-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,983,244.920	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,402,534.475	5%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	17,172,947.954	23%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	13,724,279.546	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,244,313.745	16%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 PO Box 819109 Dallas, TX 75381-9109	7,542,459.539	10%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	5,028,373.961	7%
Global Bond Fund Institutional Class	Edward D. Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	4,309,024.757	6%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,850,433.473	23%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,788,947.403	11%
Strategic Alternatives Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	2,422,313.710	9%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,377,784.468	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,365,538.452	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,260,761.273	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,027,410.085	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	17,140,515.818	21%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	16,257,278.266	20%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,729,048.730	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,261,361.340	12%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	7,573,192.794	9%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,406,975.833	6%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,184,670.316	27%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,088,667.325	26%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,717,039.869	21%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	620,934.380	8%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Foundation Inc Operations PO Box 92956 Chicago, IL 60675	430,925.817	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	14,032,202.182	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,146,824.760	18%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,176,269.964	15%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	7,621,931.823	12%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	6,258,037.891	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	3,953,811.712	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,924,447.340	16%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,394,034.042	14%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,763,563.857	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,686,808.396	!!%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	2,109,906.067	9%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,097,782.321	9%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,991,156.057	33%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,146,043.557	27%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,758,877.417	13%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,552,648.373	6%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,018,242.391	29%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,310,305.766	26%
Value Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,653,454.390	19%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,723,795.370	11%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	Edward D. Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis, MO 63131-3729	1,533,549.625	6%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,307,890.166	34%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,504,923.749	27%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,498,129.005	14%
Growth Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,880,454.199	7%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,024,376.103	41%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,702,292.709	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,125,687.606	15%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,624,795.334	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,317,212.489	18%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,694,788.737	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	4,946,657.782	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,767,532.870	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	3,505,153.582	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,259,502.746	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,700,830.244	8%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	32,397,339.190	28%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	25,894,949.762	23%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	17,554,235.510	15%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	14,500,529.998	13%
International Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,807,508.000	6%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	15,961,922.427	31%
International Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,660,687.786	25%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,967.043.011	15%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,548,421.556	11%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,254,183.696	17%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	9,053,484.985	14%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	7,451,538.407	11%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,755,389.304	10%
Emerging Markets Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,196,514.457	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	4,869,298.126	7%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	4,495,859.967	7%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,735,378.009	6%
MyDestination 2015 Fund Select Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,441,283.002	97%
MyDestination 2025 Fund Select Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	29,295,293.299	98%
MyDestination 2035 Fund Select Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	43,968,711.369	98%
MyDestination 2045 Fund Select Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	36,606,909.705	97%
MyDestination 2055 Fund Select Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,222,092.028	98%
MyDestination 2065 Fund Select Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,399,905.686	100%